Filed Pursuant to Rule 497(d)



                 Invesco Unit Trusts, Taxable Income Series 571 Invesco Unit Trusts, Taxable Income Series 575 Invesco Unit Trusts, Taxable Income Series 576 Invesco Unit Trusts, Taxable Income Series 586 Invesco Unit Trusts, Taxable Income Series 588 Invesco Unit Trusts, Taxable Income Series 589
                   Invesco Unit Trusts, Municipal Series 1277
                   Invesco Unit Trusts, Municipal Series 1281
                   Invesco Unit Trusts, Municipal Series 1283
                   Invesco Unit Trusts, Municipal Series 1285


                         Supplement to the Prospectuses


Notwithstanding anything to the contrary in the Prospectuses relating to the above referenced Trusts, E D & F Man Capital Markets Inc. may sell Units of a Trust acquired from the Underwriters to other broker dealers and other selling agents at a Public Offering Price less a concession or agency commission not in excess of the underwriter concession allowed to the Underwriters by the Sponsor as described in the "Public Offering--Sponsor and Underwriter Compensation" section of the applicable Prospectus.

Supplement Dated: January 23, 2017